Repurchase of common stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Repurchase of common stock

20. Repurchase of common stock

On October 30, 2014, the Board of Directors of Ardmore approved a share repurchase plan with authorization to buy up to $20 million of shares of the Company's common stock for up to three years. In August 2016, the Board of Directors of Ardmore approved an increase in the size of the Company’s share repurchase plan with authorization to buy up to $25 million of shares of the Company’s common stock, increasing the number of shares of its common stock that the Company was authorized to buy from up to a total of $20 million to up to a total of $25 million. As at December 31, 2016 Ardmore had repurchased 485,747 shares for a weighted average price of $8.82 per share, amounting to $4.3 million. As at December 31, 2015 Ardmore had repurchased 119,400 shares for a weighted average price of $10.71 per share amounting to $1.3 million.